GOLDMAN SACHS TRUST

Goldman Sachs Strategic Factor Funds

Institutional and Class P Shares

of the

Goldman Sachs Strategic Factor Allocation Fund

Goldman Sachs Strategic Volatility Premium Fund

(the “Funds”)

Supplement dated March 28, 2024 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated December 29, 2023, as supplemented to date

Effective March 31, 2024 (the “Effective Date”), Patrick Hartnett will no longer serve as a portfolio manager for the Funds. Sergio Calvo de Leon and Oliver Bunn will continue serving as portfolio managers for the Funds.

Accordingly, on the Effective Date, all references to Mr. Hartnett in the Prospectuses, Summary Prospectuses, and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

STRATSTK 03-24